                                                                                                       Exhibit 10.1

                                         [Form of Subscription Agreement]

                                             Elcom International, Inc.
                                                   10 Oceana Way
                                           Norwood, Massachusetts 02062

The Directors
Smith & Williamson Investment Management Limited
25 Moorgate, London EC2R 6AY
United Kingdom

                                                                                                  [ ] February 2007

Dear Sirs

Subscription  of [ ] new shares of common  stock,  par value  $0.01 per share  ("Shares")  in Elcom  International,
Inc. at 1.75p per share (the "Subscription")

1        Subscription

1.1      In reliance upon the  warranties  and covenants set forth in the  paragraphs  below,  you have applied for the  allotment  and issue to you  pursuant  to  Regulation  S  ("Regulation  S") under the  United  States
         Securities Act of 1933, as amended (the "US  Securities  Act") of [ ] Shares (the  "Subscription  Shares")
         in Elcom  International,  Inc. ("Elcom" or the "Company") at a price of 1.75p per Subscription  Share (the
         "Subscription Price") on and subject to the terms set out in this letter.

1.2      The  subscription  for the  Subscription  Shares  by you  shall be made  conditional  upon  the  admission
         ("Admission")  of such shares to AIM, a market  operated by London Stock  Exchange  plc ("AIM"),  becoming effective in accordance with the rules for AIM ("AIM Rules") published by London Stock Exchange.

1.3      The  Subscription  Shares will be issued credited as fully paid subject to the terms and conditions of the certificate of incorporation  and by-laws,  as each may be amended,  of Elcom and the terms of this letter and on issue will rank pari passu in all respects  with the existing  issued shares of common stock in the capital of the Company.

1.4      You  represent  and warrant to us that in  agreeing  to  subscribe  for the  Subscription  Shares you have relied  only on  publicly  available  information  relating  to Elcom and that you have not  relied on any warranty or  representation  made by Elcom,  or any of its directors,  employees,  agents or advisers save for the warranties in this letter.

1.5      Application  will be made no later than [ ] February  2007 for the  Subscription  Shares to be admitted to
         AIM.  It is expected that Admission will become effective on [ ] February 2007.

1.6      You agree that,  without us having any liability to you we may, in our absolute  discretion,  exercise the right to terminate the  Subscription  without  consulting you. If Admission has not become effective on or before 8.00 a.m. on [ ] February 2007 your rights and  obligations  hereunder  will cease and determine at such time,  and any moneys  transferred  to Smith &  Williamson  Investment  Management  Limited  ("SWIM")
         pursuant to paragraph 3.1 in respect of the Subscription  will be returned to you, without  interest,  and no claims may be made  against us in respect  thereof  following  receipt by you of such monies in cleared funds.

1.7      In sending  this  subscription  letter we are relying on your being  either an  "investment  professional"
         within the meaning of Article 19(5) of the Financial  Services and Markets Act 2000 (Financial  Promotion)
         Order  2005 or a company  of a kind  described  in  Article  49(2) of that  Order or a person to whom this subscription  letter may otherwise be sent lawfully without infringing the general  restriction set out in section  21 of  the  Financial  Services  and  Markets  Act  2000  ("FSMA").  It is  further  sent  on the understanding  that you  acknowledge  for the  purposes  of FSMA that past  performance  is not a guide to future performance.

2        Confirmations

2.1      You confirm, represent, warrant and undertake with Elcom:

2.1.1    to subscribe for the Subscription Shares on the terms of this letter and to pay the Subscription Price;

2.1.2    that save as  expressly  provided  in this  letter,  your  obligations  are  irrevocable  and shall not be capable of rescission or termination by you in any circumstances;

2.1.3    that you are not  resident in Canada,  Japan or  Australia  or a "US  person"  (within the meaning of Rule
                  902(k) under  Regulation  S) and are not acting for the account or benefit of a US person  (other than a distributor);

2.1.4    that you are  entitled to  subscribe  for the  Subscription  Shares  under the laws of the United  Kingdom which apply to you and that you have fully  observed  such laws and complied  with all  necessary formalities;

2.1.5    that you are either an  "investment  professional"  within the meaning of Article  19(5) of the  Financial
                  Services and Markets Act 2000 (Financial  Promotion)  Order 2005 or a company of a kind described in Article  49(2) of that Order or a person to whom this  subscription  letter may  otherwise  be sent  lawfully  without  infringing  the general  restriction  in section 21 of FSMA and you will acquire,  manage or dispose of the  Subscription  Shares (as principal or agent) for the purposes of your business and that you are purchasing under the exemption provided by Regulation S;

2.1.6    that the  Subscription  Shares  will not for a period of one year  after  Admission  be  offered,  resold, pledged or otherwise  transferred by you (a "relevant  transaction")  except: (i) in an "offshore transaction"  (within the meaning of Rule 902(h) under  Regulation S) meeting the requirements of
                  Rule 903 or Rule 904 of  Regulation  S, (ii)  pursuant  to an  effective  registration  statement filed  under  the US  Securities  Act,  or  (iii)  if  the  registration  requirements  of the US
                  Securities  Act  would  otherwise  apply to the  relevant  transaction,  pursuant  to a  relevant exemption from the  registration  requirements  of that Act and otherwise in accordance  with all applicable federal and state securities laws of the United States;

2.1.7    that you will  notify  any  purchaser  of the  Subscription  Shares  from you of the  resale  restrictions referred to in paragraph 2.1.6 above, if then applicable;

2.1.8    that,  in any  proposed  transfer  of  Subscription  Shares by you (other than  pursuant  to an  effective registration  statement filed under the US Securities  Act), you acknowledge  that the transferee of the  Subscription  Shares  may,  if so  required  in order to  ensure  compliance  with the US
                  Securities  Act, be obliged to provide  certifications  and other  documentation  relating to the non-US person status of such  transferee  and such other  agreement and  documentation  as may be reasonably required by the Company or its transfer agent;

2.1.9    that you  acknowledge  that the  Subscription  Shares  will bear a  restrictive  legend to the effect that transfers of the  Subscription  Shares are prohibited  except in accordance with the requirements of Regulation S, pursuant to an effective  registration  statement  filed under the US Securities
                  Act, or pursuant to an  available  exemption  from  registration  and that  hedging  transactions involving  Subscription  Shares may not be conducted  except in compliance with the US Securities
                  Act, unless the Company determines otherwise in compliance with applicable US law; and

2.1.10   that you are not  otherwise  resident in any other  territory  in which it is unlawful to make an offer to subscribe for Subscription Shares or to reply to this letter.

2.2      You further represent, warrant and undertake to Elcom and acknowledge that:

2.2.1    you are aware of, and have complied with,  any  obligations  you have under the Criminal  Justice Act 1993 and  section  118 of FSMA,  to the extent  applicable  to you in  relation to the Company and the
                  Subscription Shares;

2.2.2    you shall keep  confidential  the terms of this  agreement  until the Company has publicly  announced  the allotment of the Subscription Shares in accordance with the AIM Rules;

2.2.3    you are aware of the Company's  business  affairs and financial  condition,  and have acquired  sufficient information  about the  Company  to reach an  informed  and  knowledgeable  decision  to  acquire
                  Shares;  you will be acquiring the  Subscription  Shares for your own account as principal or for a  discretionary  account or accounts (as to which you have the authority to make and do make the statements in this subscription letter) for investment purposes only;

2.2.4    you agree to comply with any  applicable  rules and  regulations  of AIM, the US  Securities  and Exchange
                  Commission and applicable US state securities laws; and

2.2.5    this  subscription  letter and the enclosed form of confirmation is, and any contract which may be entered into  between  you  and  ourselves  pursuant  hereto  shall  be,  governed  by and  construed  in accordance  with the laws of England  and that you submit to the  exclusive  jurisdiction  of the
                  English  Courts as  regards  any  claim,  dispute  or matter  arising  out of or  related to this subscription letter or such contract.

3        Payment and settlement

3.1      You will be required to arrange  payment of the  aggregate  Subscription  Price for value to the following account of SWIM by no later than the close of business on the business day after the date of this letter:

         Bank:             Royal Bank of Scotland plc
         Branch:  London City Office
         Sort Code:        15-10-00
         Account No:       17487046
         A/C name:         Smith & Williamson Investment Management Limited
         Ref:              Elcom

         Subject to Admission  becoming  effective no later than 8.00am on [ ] February 2007, SWIM is authorised by you to pay the  monies  due on  account  of the  Subscription  Price  for value to the  account  of Elcom
          Systems  Limited at National  Westminster  Bank plc,  Slough branch,  sort code 60-19-28,  account number
          80812732 not later than the business day after  Admission.  If, for any reason,  Admission has not become effective  prior to 8.00am on [ ] February  2007,  the  Subscription  will not be  effected  and shall be terminated  and any  monies  paid in  respect  of the  Subscription  Shares  will  be  refunded,  without interest, in accordance with paragraph 1.6.

         For the avoidance of doubt Smith & Williamson  Corporate  Finance Limited which is regulated in the United
          Kingdom by the Financial  Services  Authority,  is acting  exclusively as nominated  adviser to Elcom for the  purposes  of the AIM Rules and is not acting for any other  person in  connection  with the  matters described in this  document and will not therefore be  responsible  to any other person for providing the protections  afforded  to  customers  of Smith &  Williamson  Corporate  Finance  Limited or  advising in connection with the matters described in this document.

3.2      A  certificate  or  certificates  in respect of the  Subscription  Shares  issued for each of the  account designations  notified by you prior to allotment  will be delivered  to you as soon as  practicable  after
         Admission.

4        Money laundering

4.1      It is a term of the agreement  evidenced by this  subscription  letter that, to ensure compliance with the
         Money Laundering  Regulations  2003, SWIM may, in its absolute  discretion,  require  verification of your identity to the extent that you have not  already  provided  the same.  Pending the  provision  to SWIM of evidence (if so  requested)  of  identity,  definitive  certificates  for the  Subscription  Shares may be
         retained/delayed  at  our  absolute  discretion.   If  within  a  reasonable  time  after  a  request  for
         verification  of  identity  SWIM  have  not  received  satisfactory  evidence,  we  may,  in our  absolute discretion  terminate  your  commitment  in which event the monies  payable on acceptance of the allotment will,  if paid,  be  returned  without  interest  to the  account of the drawee  bank from which they were originally debited.

5        Warranties and undertakings of Elcom

In consideration  of the subscription for the Subscription  Shares by you, the Company warrants and undertakes with you in the terms set forth below:

5.1      the Company is a corporation  duly organized,  validly existing and in good standing under the laws of the
         State of  Delaware  and has all  requisite  corporate  power and  authority  to carry on its  business  as presently conducted and as proposed to be conducted;

5.2      the  authorised  capital  stock of the Company  consists  of (and will  consist of  immediately  prior to
         Admission)  700,000,000  shares of common stock, of which 478,416,732 are issued and outstanding as of the date of this subscription  letter,  and 10,000,000 shares of preferred stock, none of which are issued and outstanding  as of the date of this  subscription  letter.  All of the  outstanding  Shares have been duly authorised,  are fully paid and  non-assessable  and were  issued in  compliance  with all  applicable  US federal and state securities laws.

5.3      the  execution  of this  subscription  letter  has  been  duly and  validly  authorized  by all  necessary corporate action on the part of the Company;

5.4      the  issuance by the Company of the  Subscription  Shares  pursuant to this  subscription  letter will not conflict with any borrowing  limits,  powers or restrictions of, or the terms of any contract,  agreement, security,  obligation or commitment  or  arrangement  by which the Company is bound or to which any of its properties,  revenues or assets is subject,  or result in the  imposition of any rights upon any assets of the Company or the  violation  of any  obligations  of the  Company  under any such  contract,  agreement, security, obligation or commitment or arrangement;

5.5      the Subscription  Shares,  together with all rights attaching thereto,  when issued in accordance with the terms of this subscription  letter, will be issued free and clear of all liens,  charges and encumbrances;
         and

5.6      save  insofar as any matters that will be fully  rectified  by  completion  of your  subscription  for the
         Subscription  Shares and the  receipt of the monies,  the  Company has not taken any action,  nor have any other steps been taken or legal proceedings  started or threatened  against the Company for its winding-up or  dissolution,  or for the  Company to enter into any  arrangement  or  composition  for the  benefit of creditors,  or for the  appointment  of a receiver  and/or  manager,  trustee  or  similar  officer of the
         Company  in any  jurisdiction  or of its  interests,  properties,  revenues  or  assets  and no  distress, execution  or other  similar  process has been  commenced or  undertaken  in respect of the Company in any jurisdiction.

Yours faithfully

for and on behalf of
ELCOM INTERNATIONAL, INC.

[FORM OF CONFIRMATION]

To:

The Directors
Elcom International, Inc.
10 Oceana Way
Norwood
Massachusetts  02062

Dear Sirs

Subscription of [ ] new shares of common stock, par value $0.01 per share, in Elcom  International,  Inc. ("Elcom")
at 1.75p per share (the "Subscription Shares")

We hereby  irrevocably  undertake and agree to subscribe for the  Subscription  Shares on the terms and  conditions set out in your letter of [ ] February 2007 (the  "Subscription  Letter") the terms and  conditions  of which,  and the defined terms used therein, are, by reference, incorporated into this form of confirmation.

In particular  (but without  limitation)  we confirm that in agreeing to subscribe for the  Subscription  Shares we have relied only on publicly  available  information  relating to Elcom and that we have not relied on any warranty or  representation  made by Elcom, or any of its directors,  employees,  agents or advisers save for the warranties given in the  Subscription  Letter.  We confirm  that in applying for the  Subscription  Shares we are able to give the  confirmations,  undertakings,  representations  and warranties  set out in the  Subscription  Letter.  We also confirm that we have obtained all necessary  consents to enable us to subscribe for the Subscription  Shares and to perform our  obligations  specified  in the  Subscription  Letter.  We confirm  that we will  provide you with such information  as you may require in order to comply with your  obligations  under the Money  Laundering  Regulations
2003.

Yours faithfully

...................................................
for and on behalf of
Smith & Williamson Investment Management Limited

Dated:                              2007

The registration details for the Subscription Shares are set out below:

Registered name:         ......................................................................

Registered address:               ........................................................................

                                    ........................................................................

_________________